PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                         STRONG INSTITUTIONAL BOND FUND


                Supplement to the Prospectus dated July 1, 1999

Effective immediately, Messrs. Jeffrey A. Koch and Bradley C. Tank will co-manage the Strong Institutional Bond Fund. Biographical information on Messrs. Koch and Tank can be found on pages 7-8 of the Fund's prospectus.


           The date of this Prospectus Supplement is August 12, 1999.




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